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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                              ------------------------

                                      FORM 8-K

                              ------------------------

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported):
                                      July 16, 1998


                                    CSC Holdings, Inc.

                  (Exact Name of Registrant as specified in its charter)

                                        Delaware
                               (State of Incorporation)

              1-9046                                            11-2776686
        (Commission File Number)                             (IRS Employer
                                                         Identification Number)

                     One Media Crossways, Woodbury, New York 11797
                       (Address of principal executive offices)

                   Registrant's telephone number, including area code:
                                     (516) 364-8450





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ITEM 5.    OTHER EVENTS

     In reference to the Registration Statement on Form S-3 (File No. 333-57407), CSC Holdings, Inc. has attached hereto as Exhibit 1.1 a form of Purchase Agreement pursuant to Regulation S-K, Item 601(b)(1) and as Exhibit
23.2 a Consent of Independent Accountants.




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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CSC HOLDINGS, INC.

                                   By: /s/ William J. Bell
                                      ---------------------------------
                                      Name: William J. Bell
                                      Title: Vice Chairman


Date:  July 21, 1998